UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 The Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to § 240.14a-12

Web.com Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14(a)-6(i)([1]) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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Letter from Web.com Group, Inc. (“Web.com”) Chief Executive Officer to Web.com’s Employees:

        Dear Web.com Team Member:

As promised, we want to update you on the activities related to the acquisition of Network Solutions. Both companies have been working over the past week to outline more details of the integration team structure and process. As you can imagine, there are many details that will need to be addressed—most of which are still in the planning stages. But we have made significant progress in determining some high level areas of focus.

I am delighted to announce that Miles Reidy, CFO & COO of Network Solutions, has agreed to lead the integration process for both companies. He will be working with teams from Web.com and Network Solutions to oversee the process of bringing our two companies together in a way that will most effectively serve our customers and position us for growth. Working directly with Miles will be joint leaders from both companies defining integration strategies and plans for the following business functions:

• Technology & Engineering: Jane Landon (CTO, Web.com) and Dick LeFave (CTO, Network Solutions)
• Marketing, Sales and Product: Jason Teichman (CMO, Web.com) and Prag Shah (VP Storefront & Marketing Operations, Network
   Solutions)
• Customer Service: Joel Williamson (SVP Operations, Web.com) and Carl Boothby (VP Customer Service, Network Solutions)
• Finance: Kevin Carney (CFO, Web.com) and Bill Gore (VP Controller, Network Solutions)
• Human Resources: Roseann Duran (Chief People Officer, Web.com) and George Rau (SVP HR, Network Solutions)
• Legal: Matt McClure (Chief Legal Officer,Web.com) and Bobby Turnage (SVP General Counsel, Network Solutions)

There is a lot of excitement at both Web.com and Network Solutions about the combined company. In addition, Kevin Carney and I have been on the road, visiting many of our investors, and they also were positive about the pending acquisition. We are in the process of moving forward with the necessary regulatory and shareholder requirements for the transaction and continue to expect that the transaction will close in the 4th quarter.

We will continue to keep you informed as our integration planning continues. Although there is a lot of work to do in the integration process, our first priority needs to continue to be focused on serving our customers and on our day-to-day business. Thanks for everything you do for Web.com.

August 15 , 2011 | ©2011 Web.com Group, Inc. All Rights Reserved.

Web.com plans to file a proxy statement with the SEC relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Web.com to be held for the purpose of voting on the issuance of shares of Web.com’s common stock (the “Shares”) in connection with Web.com’s anticipated acquisition (the “Acquisition”) of GA-Net Sol Parent LLC (“Network Solutions”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Web.com with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, Web.com’s stockholders may obtain free copies of the documents filed with the SEC by contacting Web.com’s Investor Relations department at (904) 680-6600, or Investor Relations, Web.com Group, Inc., 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.  You may also read and copy any reports, statements and other information filed by Web.com with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Web.com and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Web.com in favor of the proposed transaction. A list of the names of Web.com’s executive officers and directors, and a description of their respective interests in Web.com, are set forth in the proxy statement for Web.com’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on  March 25, 2011, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Web.com will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Web.com’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This Schedule 14A include certain “forward-looking statements” including, without limitation, statements regarding the proposed acquisition of Network Solutions and the combined company’s anticipated reach, capabilities and opportunities, as well as proposed integration plans, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.  These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in the foregoing letter to employees that are not historical facts.  These statements are sometimes identified by words and phrases such as “to be,” “will,” “pending,” “expect,”  or words or phrases of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on Web.com’s current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, whether the proposed acquisition is ultimately consummated; the ability to integrate Web.com and Network Solutions’ businesses; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company’s products and services; the risk that the anticipated benefits of the acquisition may not be realized; and other risks that may impact Web.com’s and Network Solutions’ businesses.  Other risk factors are set forth under the caption “Risk Factors” in Web.com’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as filed with the SEC, which is available on a website maintained by the SEC at www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.